UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Paul F. Leone

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 to October 31, 2011

Item 1.   Reports to Stockholders.

REAVES UTILITY INCOME FUND

UTG

annual report

10.31.11

SECTION 19(B) DISCLOSURE

October 31, 2011

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.125 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Annual Report | October 31, 2011	1

Reaves Utility Income Fund	Shareholder Letter
October 31, 2011 (Unaudited)

Dear Shareholders:

We are pleased to report that for the twelve months ended October 31, 2011, the market price of the Fund’s shares appreciated 12.9%, closing at $25.05. The Fund’s total return for the period, assuming dividend re-investment, was 20.1%, outperforming the broad market as measured by the S&P 500; the total return for the S&P 500 during this same period was 8.1%, including re-invested dividends. We believe the out-performance, in part, is a function of investor demand for high-quality dividend-paying stocks, which form the core of the Fund’s investment universe.

The Fund increased its dividend 8.7% in March 2011 to an annualized rate of $1.50. Since its inception in February 2004, the Fund has increased its dividend five times and maintained its dividend throughout the 2008/09 market decline. Nearly all the dividends paid to date have been paid from earned income.

In the years since the Fund’s inception in February 2004, and fiscal 2011 was no exception, markets have been volatile, and we expect them to remain volatile:

MARKET INDICES

	1 year			Feb 2004 to Oct 2011(1)
	Hi	Low	Close	Hi	Low	Close

10 Yr. Treasury yield(a)	3.74	1.72	2.11	5.14	1.92	2.11
S&P Utilities Index(b)	179.06	152.93	176.78	216.11	118.48	176.78
S&P 500 Index(c)	1,363.61	1,099.22	1,253.30	1,549.38	735.04	1,253.30
VIX(d)	48.00	14.62	29.96	59.89	10.42	29.96
Natural gas(e) (Henry Hub)	4.92	3.19	3.66	14.50	2.40	3.66
Crude Oil (WTI)(f)	113.93	75.67	93.19	140.00	35.76	93.19

(1)	Based on end-of-month values. Past performance is no guarantee for future results.
(a)	10-year Treasury yield: Generic 10-year U.S. Government bond yield (source: Bloomberg)
(b)

The S&P Utilities Index is a capitalization-weighted index containing 33 Electric and Gas Utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities. This equity index does not currently have telecommunications or energy equities that are contained in the Fund.

(c)

The S&P 500 Index is a capitalization-weighted, composite index of 500 stocks designed to measure performance of the broad domestic (broad market) economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund portfolio includes a significant percentage of assets that are also found in the S&P 500. However, the Fund’s portfolio is far less diversified, resulting in higher sector concentrations than found in the broad-based S&P 500 index.

(d)

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period. The VIX is quoted in percentage points and translates, roughly, to the expected movement in the S&P 500 index over the next 30-day period, which is then annualized. The VIX Index was developed by Prof. Robert E. Whaley in 1993 and is a registered trademark of the CBOE.

(e)

The Henry Hub pipeline is the pricing point for natural gas futures on the New York Mercantile Exchange. The NYMEX contract for deliveries at Henry Hub began trading in 1990 and are deliverable 18 months in the future. The settlement prices at the Henry Hub are used as benchmarks for the entire North American natural gas market.

(f)

West Texas Intermediate (WTI), also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing. It is a light (low density) and sweet (low sulfur) crude oil. It is the underlying commodity of Chicago Mercantile Exchange’s oil futures contracts. The price of WTI is often referenced in news reports on oil prices, alongside the price of Brent crude from the North Sea.

You cannot invest directly in an index.

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Reaves Utility Income Fund	Shareholder Letter
October 31, 2011 (Unaudited)

Utilities

The portfolio’s utility holdings posted strong positive performance generating an internal rate of return (IRR) of 17.7%.

In electric utilities we remained underweight the merchant generators all year long and continue to be underweight. We have a negative outlook on electricity prices which we think will remain depressed because of the increasing abundance of natural gas, the price of which tends to set electricity prices at the margin, anemic economic growth, and increasing efficiency in the residential, commercial and industrial use of electric power. Our expectation of low power prices leads us to avoid electricity generators such as Exelon and Constellation Energy which sell power into an unregulated market. We prefer to focus on utilities with significant regulated assets which generate electricity and distribute it to residential, commercial and industrial end-users. Pinnacle West, Progress Energy, and Southern Company each contributed significant positive performance to the portfolio. Recently, however, the unregulated generators have outperformed regulated utilities. These companies were helped by two regulatory actions. The U.S. Environmental Protection Agency released the final version of the Cross State Air Pollution rule and proposed a hazardous air pollutants rule. In their current form, these rules will force meaningful restrictions on emissions from coal-fired generation and should put upward pressure on power prices. However, given the fact that implementation will not occur until 2015 and the probability of court challenges, we believe the power markets are “ahead of themselves”.

The portfolio benefited from our investment in gas infrastructure, particularly Oneok Inc. Companies like Oneok and TransCanada Corporation appear to have ample investment opportunities due to increasing demand for pipeline and processing capability from oil and gas producers. Shale oil and gas development in the Marcellus and the Bakken in North Dakota and Montana has fundamentally altered demand for infrastructure, providing companies profitable investment opportunities despite lower commodity prices. In addition, increased demand for natural gas liquids, especially ethane, from the chemical sector has kept mid-stream and processing margins healthy.

Telephones

Telephone results were positive, generating an internal rate of return of 4.9%. Results were mixed during the year with relatively strong performance from integrated telecoms like BCE Inc., Verizon Communications, Telefonica Brasil, and, to a lesser extent, AT&T. Total return for the sector was diminished by significant declines among rural telecom holdings.

Frontier Communications declined 22% during the year despite a double-digit dividend yield beginning in July. In September, the company lowered its free cash flow guidance because revenue from rural markets acquired from Verizon Communications is not growing as quickly as expected. We believe the issue is temporary and within the ability of Frontier’s management to address. In our view, Frontier will maintain its dividend even at a reduced level of cash flow. CenturyLink’s return was -6.9% year to date. Its share price declined, partly in sympathetic reaction to investor concerns about Frontier’s free cash flow and partly as a result of confusing earnings guidance, subsequently clarified, following the acquisition of Qwest Communications.

Telefonica Brasil offers the premier wireless service in Brazil along with data, internet, video, and voice in Sao Paolo. The wire line telco, Telecom Sao Paolo, merged with the wireless company, VIVO, to gain material operating and capital synergies as well as the capacity to fulfill increasing demand for wireless, video and internet services.

Annual Report | October 31, 2011	3

Reaves Utility Income Fund	Shareholder Letter
October 31, 2011 (Unaudited)

AT&T has agreed to purchase T Mobile in the U.S. from Deutsche Telekom. In our opinion the proposed acquisition benefits consumers as well as AT&T because the merger offers significant operating synergies as well as additional spectrum assets required to service rapid growth of wireless usage. Regulatory approval of the acquisition now looks unlikely. The Federal Communications Commission (FCC) has voiced concerns about the deal and the FCC Chairman, Julius Genachowski, ordered the matter be remanded to an administrative law judge. This prompted AT&T to withdraw its merger application from the FCC to focus on the DOJ trial. Simultaneously, AT&T announced it was taking a $4 billion charge in the fourth quarter to reserve against a portion of the breakup fee it would owe Deutsche Telekom if the merger is not completed. We would view failure as a marginal negative for AT&T.

Energy

The energy investments experienced a high degree of volatility reflecting oil price changes in response to the uncertain outlook for global growth. Energy generated an IRR of 13.7%. In the early part of the year, that outlook for consumption growth was fairly positive and oil prices rose with Brent crude peaking at $126.90 per barrel on April 4th and declining to a low of $102.15 on September 26th. Uncertainty of supply attributable to the Arab Spring, and reduced Libyan oil exports contributed to rise in oil prices. As a result, the energy portfolio was up 15.1% in the first fiscal quarter and 8.9% in the second fiscal quarter. In the second half of the fiscal year macroeconomic issues weighed on investors: the European debt crisis, slowing economic growth in the U.S. coupled with political paralysis over the resolution of U.S. budget deficit issues, and efforts by the Chinese government to contain inflation all contributed to the fear that gross domestic product (GDP) growth would become negative in many developed and emerging economies around the world. Crude prices declined steadily and in response the market prices of oil correlated investments. Oil service companies, Halliburton and Schlumberger, and the integrated major, Occidental, were among the worst performers. The portfolio’s energy sector declined 5.0% in the third fiscal quarter and 5.6% in the fourth fiscal quarter. The latter half price declines together with a conscious reduction in the shares held, particularly of oil service stocks, reduced the energy sector weighting by approximately 24% for the year to 5.8% at October 31, 2011.

Our long-term thesis is that global energy demand will grow faster than supply. Therefore, we remain focused on profitable energy companies with the ability to generate positive free cash flow* enabling share repurchases and or dividend increases.

Leverage

In October the Fund reduced its leverage by about 23% to $185 million in response to the continuing financial uncertainty in Europe. Leverage was lowered to reduce the Fund’s counterparty risk. The terms of the loan agreement with a European financial institution require the Fund to pledge securities, subject to re-hypothecation by the European counterparty, as collateral for the loan.

*	Free cash flow is cash flow from operations under GAAP less the change in working capital less capital expenditures.

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Reaves Utility Income Fund	Shareholder Letter
October 31, 2011 (Unaudited)

Outlook

A number of market observers who rely on past history (i.e. “looking in the rear view mirror”) conclude that utilities are fully valued based upon their current dividend yields and price earnings ratios**. High debt and de-leveraging are depressing growth in developed economies with the result, that as a matter of policy, interest rates are held at artificially low levels. This low growth, low interest rate climate is likely to persist for years. Given this climate we believe utilities remain a preferred investment choice. The Fund will continue to seek out investment in companies that provide non-discretionary products and services, pay above market dividends, grow their dividends and are capable of modest but steady earnings growth.

As we look to next year, we see little reason to expect material change in the interest rate or macroeconomic climate. Equity markets are likely to remain volatile. As such, we continue to invest in large, stable, generators of free cash that pay dividends or repurchase shares and supply non-discretionary products and services. Within the electric utility sector regulated companies will be the primary focus.

There are favorable trends that present opportunities for future investment. In the utility sector, environmental legislation will drive investment in efficiency and new generation, accompanied by investment in a new, more intelligent transmission grid. In telecom technological change is creating new demand for internet connectivity to a variety of new devices. Energy companies will continue to benefit from the growing exploitation of shale which presents additional opportunities for infrastructure investment.

As always, we will strive to invest in companies that have the financial capacity and managerial discipline to grow their dividends. We appreciate the opportunity to serve you.

Sincerely,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of W. H. Reaves & Company

The Shareholder Letter and other information included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict and there is no guarantee of their accuracy. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

**	Price earnings ratio is the current price of a security divided by an estimate of future 12-month earnings.

Annual Report | October 31, 2011	5

Report of Independent Registered
Reaves Utility Income Fund	Public Accounting Firm

To the Board of Trustees and Shareholders of Reaves Utility Income Fund:

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund (the “Fund”), including the statement of investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utility Income Fund as of October 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

December 28, 2011

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Reaves Utility Income Fund	Statement of Investments
October 31, 2011

	SHARES	VALUE
COMMON STOCKS 121.38%
Aerospace & Defense 0.29%
ITT Corp.	35,000	$1,596,000

Diversified Telecommunication Services 34.58%
AT&T Corp.(1)(2)	950,000	27,844,500
BCE, Inc.(1)(2)	1,010,000	40,006,100
CenturyLink, Inc.	755,500	26,638,930
Frontier Communications Corp.	4,725,533	29,581,837
Telecom Corp. of New Zealand - ADR	1	10
Verizon Communications, Inc.(1)(2)	985,000	36,425,300
Windstream Corp.	2,300,000	27,991,000

		188,487,677

Electric Utilities 27.75%
ALLETE, Inc.	20,500	809,955
CEZ AS	15,000	634,265
CPFL Energia S.A. - ADR	100,500	2,611,995
Edison International(2)	93,000	3,775,800
FirstEnergy Corp.	60,000	2,697,600
ITC Holdings Corp.(1)(2)	129,000	9,375,720
Northeast Utilities	40,000	1,382,800
Pinnacle West Capital Corp.(2)	555,000	25,296,900
PPL Corp.(2)	1,240,000	36,418,800
Progress Energy, Inc.(1)(2)	680,000	35,428,000
Red Electrica Corp. S.A.	15,000	725,924
SSE PLC	35,000	756,355
The Southern Co.(2)	725,000	31,320,000

		151,234,114

Gas Utilities 3.80%
Just Energy Group, Inc.	100,000	1,079,509
National Fuel Gas Co.	48,000	2,941,920
ONEOK, Inc.(2)	186,000	14,145,300
South Jersey Industries, Inc.(2)	45,000	2,533,950

		20,700,679

Media 0.43%
Comcast Corp., Class A(1)(2)	100,000	2,345,000

Multi-Utilities 28.40%
Ameren Corp.(1)(2)	450,000	14,346,000
CMS Energy Corp.	625,000	13,012,500
DTE Energy Co.(2)	500,000	26,055,000
Integrys Energy Group, Inc.(2)	527,200	27,894,152

Annual Report | October 31, 2011	7

Reaves Utility Income Fund	Statement of Investments
October 31, 2011

	SHARES	VALUE
National Grid PLC - ADR	153,000	$7,660,710
NiSource, Inc.(2)	910,000	20,101,900
NSTAR(2)	277,800	12,526,002
OGE Energy Corp.(1)(2)	75,000	3,880,500
SCANA Corp.(2)	430,000	18,180,400
TECO Energy, Inc.	354,400	6,581,208
Wisconsin Energy Corp.(2)	140,000	4,540,200

		154,778,572

Oil, Gas & Consumable Fuels 6.24%
Cenovus Energy, Inc.(2)	130,000	4,446,000
Exxon Mobil Corp.	15,000	1,171,350
Penn West Petroleum, Ltd.(1)(2)	400,000	7,168,000
Spectra Energy Corp.(1)(2)	576,500	16,505,195
Suncor Energy, Inc.	40,000	1,276,400
TransCanada Corp.(2)	80,000	3,443,200

		34,010,145

Pipelines 1.55%
The Williams Cos., Inc.	280,000	8,430,800

Real Estate Investment Trusts (REITS) 2.70%
Annaly Capital Management, Inc.(1)(2)	875,000	14,743,750

Road & Rail 2.83%
Union Pacific Corp.(1)(2)	155,000	15,433,350

.Tobacco 2.58%
Altria Group, Inc.(1)(2)	510,000	14,050,500

Water Utilities 5.52%
American Water Works Co., Inc.(1)(2)	790,000	24,118,700
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	110,000	5,968,600

		30,087,300

Wireless Telecommunication Services 4.71%
American Tower Corp., Class A*(1)(2)	110,000	6,061,000
Cellcom Israel, Ltd.	50,000	1,102,000
Vivo Participacoes S.A. - ADR	350,000	10,157,000

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
October 31, 2011

	SHARES	VALUE
Vodafone Group PLC - ADR	300,000	$8,352,000

		25,672,000

TOTAL COMMON STOCKS (Cost $576,392,952)		661,569,887

PREFERRED STOCKS 0.79%
Electric Utilities 0.53%
Constellation Energy Group, Inc., Series A, 8.625%	5,000	135,700
Entergy Louisiana Holdings, 6.950%	7,900	795,925
Entergy Mississippi, Inc., 6.250%	10,000	247,188
4.560%	3,520	291,940
Entergy New Orleans, Inc., 4.360%	4,500	393,750
Public Service Co. of New Mexico, Series 1965, 4.580%	11,667	1,040,550

		2,905,053

Multi-Utilities 0.26%
Ameren Illinois Co., 4.250%	10,300	859,729
Southern Cal Edison, 4.320%	24,300	520,992

		1,380,721

TOTAL PREFERRED STOCKS (Cost $3,822,921)		4,285,774

LIMITED PARTNERSHIPS 7.62%
Copano Energy LLC	126,000	4,073,580
El Paso Pipeline Partners LP	40,000	1,333,200
Enbridge Energy Partners LP	270,000	8,218,800
Enterprise Products Partners LP	450,000	20,173,500
MarkWest Energy Partners LP	20,000	996,600
Regency Energy Partners LP	175,000	4,056,500
Williams Partners LP	45,000	2,669,850

TOTAL LIMITED PARTNERSHIPS (Cost $33,296,315)		41,522,030

Annual Report | October 31, 2011	9

Reaves Utility Income Fund	Statement of Investments
October 31, 2011

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 1.29%
Diversified Telecommunication Services 1.29%
Qwest Corp., 7.500%, 6/15/23	Baa3/BBB-	$7,000,000	$7,008,750

TOTAL CORPORATE BONDS (Cost $6,511,059)			7,008,750

		SHARES	VALUE
MUTUAL FUNDS 0.75%
Loomis Sayles Institutional High Income Fund		548,386	4,118,379

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,118,379

SHORT TERM INVESTMENTS 1.62%
Money Market Funds 1.62%
Goldman Sachs Financial Square Treasury Instruments Fund, 0.001% (7-Day Yield)		8,849,578	8,849,578

TOTAL SHORT TERM INVESTMENTS (Cost $8,849,578)			8,849,578

TOTAL INVESTMENTS - 133.45% (Cost $632,872,825)			$727,354,398

LEVERAGE FACILITY - (33.94%)			(185,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.49%			2,668,427

NET ASSETS - 100.00%			$545,022,825

*	Non Income Producing Security
(1)	Loaned security; a portion or all of the security is on loan at October 31, 2011. (See Note 4)
(2)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of October 31, 2011. (See Note 4)

Common Abbreviations:

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

This translates literally in all languages mentioned as anonymous company.

See Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Assets and Liabilities
October 31, 2011

ASSETS:
Investments, at value (Cost $632,872,825)	$727,354,398
Cash	118,435
Foreign currency, at value (Cost $8,811)	8,812
Dividends receivable	2,993,848
Interest receivable	199,293
Receivable for dividend reinvestments	303,679
Receivable for investments sold	6,722,068
Total Assets	737,700,533

LIABILITIES:
Loan payable	185,000,000
Interest payable on loan outstanding	33,772
Payable for investments purchased	7,092,719
Accrued investment advisory fees	359,695
Accrued administration fees	165,772
Accrued trustees fees	22,500
Accrued chief compliance officer fees	3,250
Total Liabilities	192,677,708
Net Assets Applicable to Common Shareholders	$545,022,825

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$435,494,450
Overdistributed net investment income	(2,474,914)
Accumulated net realized gain on investments and foreign currency transactions	17,521,716
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	94,481,573
Net Assets Applicable to Common Shareholders	$545,022,825

Shares of common stock outstanding of no par value, unlimited shares authorized	22,993,367
Net asset value per common share	$23.70

See Notes to Financial Statements.

Annual Report | October 31, 2011	11

Reaves Utility Income Fund	Statement of Operations
For the Year Ended October 31, 2011

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $694,587)	$41,368,323
Interest on investment securities	716,868
Securities lending income	75,782
Total Investment Income	42,160,973

EXPENSES:
Interest on loan	2,885,719
Arrangement fee on loan	600,000
Investment advisory fees	4,419,795
Administration fees	2,036,949
Chief compliance officer fee	39,431
Trustees fees	109,794
Broker/dealer fees	63,476
S&P ratings fees	1,232
Auction agent fees	1,824
Miscellaneous fees	3,123
Total Expenses	10,161,343

Net Investment Income	31,999,630

Net realized gain/(loss) on:
Investment securities	13,803,036
Foreign currency transactions	(2,890)
Change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	32,662,587
Net gain on investments and foreign currency transactions	46,462,733

Distributions to Preferred Shareholders:
From net investment income	(382,342)
From net realized gains	(9,683)
Total Distributions to Preferred Shareholders	(392,025)
Net Increase in Net Assets Attributable to Common Shares from Operations	$78,070,338

See Notes to Financial Statements.

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Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010

COMMON SHAREHOLDER OPERATIONS:
Net investment income	$31,999,630	$35,604,194
Net realized gain/(loss) on:
Investment securities	13,803,036	61,059,199
Foreign currency transactions	(2,890)	(4,503)
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	32,662,587	75,071,807
Distributions to Preferred Shareholders:
From net investment income	(382,342)	(3,668,617)
From net realized gains	(9,683)	–
Net increase in net assets attributable to common shares from operations	78,070,338	168,062,080

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(33,246,134)	(32,921,686)
Net decrease in net assets from distributions to common shareholders	(33,246,134)	(32,921,686)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to shareholders from reinvestment of dividends	2,281,175	3,600,789
Net increase from capital share transactions	2,281,175	3,600,789

Net Increase in Net Assets Attributable to Common Shares	47,105,379	138,741,183

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	$497,917,446	$359,176,263
End of year*	$545,022,825	$497,917,446

*Including undistributed/(overdistributed) net investment income of:	$(2,474,914)	$1,225,666

See Notes to Financial Statements.

Annual Report | October 31, 2011	13

Reaves Utility Income Fund	Statement of Cash Flows
For the Year Ended October 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$78,070,338
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment securities	(251,363,505)
Proceeds from disposition of investment securities	309,888,042
Proceeds from litigation settlements	15,334
Net purchases of short-term investment securities	(4,622,985)
Net realized gain on investment securities	(13,803,036)
Change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	(32,662,587)
Premium amortization	1,277
Discount accretion	(42,273)
Decrease in dividends receivable	288,440
Decrease in interest receivable	389,278
Increase in interest on loan payable	33,772
Decrease in accrued investment advisory fees	(295)
Decrease in accrued administration fees	(137)
Increase in accrued trustees fees	724
Decrease in other payables and accrued expenses	(27,698)
Net Cash Provided by Operating Activities	86,164,689

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from bank borrowing	240,000,000
Repayment of bank borrowing	(55,000,000)
Redemption of Auction Market Preferred Shares	(240,103,624)
Cash distributions paid on Common Shares	(30,933,818)
Net Cash Used in Financing Activities	(86,037,442)

Net increase in cash	127,247

Cash and foreign currency, beginning of year	0
Cash and foreign currency, end of year	$127,247

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$2,851,947
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$2,281,175

See Notes to Financial Statements.

14	1-800-644-5571

INTENTIONALLY LEFT BLANK

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of year
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders

Net asset value per common share, end of year

Market price per common share, end of year

Total Investment Return - Net Asset Value(3)
Total Investment Return - Market Price(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of year (000s)
Ratio of expenses to average net assets attributable to common shares(4)
Ratio of expenses excluding interest expense to average net assets attributable to common shares(4)

Ratio of net investment income to average net assets attributable to common shares(4)
Ratio of expenses to average managed assets(5)
Portfolio turnover rate

PREFERRED SHARES
Liquidation value, end of year, including dividends on preferred shares (000s)
Total shares outstanding (000s)
Asset coverage per share(7)
Liquidation preference per share
Average market value per share

BORROWINGS AT END OF PERIOD

Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

Footnotes to the Financial Highlights are listed on page 18.

16	1-800-644-5571

Financial Highlights

For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/08	For the Year Ended 10/31/07
$21.75	$15.82	$16.14	$30.32	$26.04

1.40(1)	1.56(1)	1.44	1.35	1.33
2.02	5.98	(0.09)	(12.98)	4.88

(0.02)(2)	(0.16)	(0.16)	(0.47)	(0.40)
(0.00)	–	(0.03)	–	(0.17)
3.40	7.38	1.16	(12.10)	5.64

(1.45)	(1.45)	(1.31)	(1.37)	(1.31)
–	–	(0.17)	(0.71)	(0.05)
(1.45)	(1.45)	(1.48)	(2.08)	(1.36)

$23.70	$21.75	$15.82	$16.14	$30.32

$25.05	$22.19	$15.31	$13.98	$26.26

15.99%	48.33%	9.92%	(41.56)%	23.00%
20.15%	56.37%	22.81%	(41.55)%	23.57%

$545,023	$497,917	$359,176	$366,081	$687,653
1.93%	1.51%	1.77%	1.33%	1.30%
1.27%	N/A	N/A	N/A	N/A

6.08%	8.33%	11.47%	5.94%	4.73%
N/A	0.97%	1.01%	0.94%	0.94%
34%	53%	86%	32%	34%

$–(6)	$240,104	$240,095	$240,267	$240,219
–(6)	9.6	9.6	9.6	9.6
$–(6)	$76,877	$62,424	$63,161	$96,653
$–(6)	$25,000	$25,000	$25,000	$25,000
$–(6)	$25,000	$25,000	$25,000	$25,000

$185,000	N/A	N/A	N/A	N/A
$3,946	N/A	N/A	N/A	N/A

Annual Report | October 31, 2011	17

Reaves Utility Income Fund	Financial Highlights (continued)

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005) per share.
(3)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Ratios do not reflect dividend payments to preferred shareholders.
(5)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(6)	All series of preferred shares issued by the Fund were fully redeemed, at par value, in December 2010.
(7)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

See Notes to Financial Statements.

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2011

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the New York Stock Exchange Amex (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

Annual Report | October 31, 2011	19

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2011

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	unadjusted quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the Fund’s investments in the fair value hierarchy as of October 31, 2011:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$661,569,887	$–	$–	$661,569,887
Preferred Stocks
Electric Utilities	135,700	2,769,353	–	2,905,053
Multi-Utilities	520,992	859,729	–	1,380,721
Limited Partnerships	41,522,030	–	–	41,522,030
Corporate Bonds	–	7,008,750	–	7,008,750
Mutual Funds	4,118,379	–	–	4,118,379
Short Term Investments	8,849,578	–	–	8,849,578
Total	$716,716,566	$10,637,832	$–	$727,354,398

During the year ended October 31, 2011, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. All securities of the Fund were valued using Level 1 and Level 2 inputs during the year ended October 31, 2011. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) is not applicable for the Fund.

*See Statement of Investments for industry classification.

20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2011

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund is maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. Although the Fund held them during the year, as of October 31, 2011, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law, therefore the enacted provisions will apply to the Fund for the fiscal year ending October 31, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

•

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

Annual Report | October 31, 2011	21

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2011

•

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. INCOME TAXES

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2008 through October 31, 2011.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Distributions paid from:
Ordinary Income	$33,628,476	$36,590,303
Long-Term Capital Gain	9,683	–
Total	$33,638,159	$36,590,303

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$8,683,426
Accumulated Capital Gain	1,034,772
Unrealized Appreciation	102,747,526
Other Cumulative Effect of Timing Differences	(2,937,349)
Total	$109,528,375

22	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2011

Capital loss carryovers used during the period ended October 31, 2011 were $1,843,473.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the year ended October 31, 2011, certain differences were reclassified. The Fund increased accumulated net investment loss by $2,071,734, increased accumulated net realized gain by $2,098,593 and decreased paid in capital by $26,859. These differences were primarily due to the differing tax treatment of wash sales and certain investments and the amounts reclassified did not affect net assets.

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain holdings.

As of October 31, 2011, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$129,769,207
Gross unrealized depreciation (excess of tax cost over value)	(27,021,681)
Net unrealized appreciation	$102,747,526

Cost of investments for income tax purposes	$624,606,872

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Common Stock outstanding - beginning of year	22,895,879	22,707,840
Common Stock issued as reinvestment of dividends	97,488	188,039
Common Stock outstanding - end of year	22,993,367	22,895,879

Preferred Shares: In December 2010, as approved by the Board of Trustees, all Auction Market Preferred Shares (“Preferred Shares” or “AMPS”) were redeemed at their liquidation value of $25,000 per share, plus accrued dividends. The aggregate amount of the 9,600 Preferred Shares redeemed was $240,000,000, plus accrued dividends. Financing for the redemption of the AMPS was obtained through a Committed Facility Agreement-See Note 4. Previously, the Fund had been authorized to issue an unlimited number of no par value Preferred Shares. The Fund had issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends. Dividends on the Preferred Shares were cumulative and were paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, were paid annually.

Annual Report | October 31, 2011	23

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2011

In February 2008, the Preferred Shares market for closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continued to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125%, whichever was greater. The 7-day LIBOR rate was used for the M7 and F7 Series and the 30-day LIBOR rate was used for the W28 Series. In total, the Fund declared distributions on Preferred Shares of $392,025 for the period November 1, 2010 to December 13, 2010 (date of final AMPS redemption). The distribution rate ranged from 1.50% -1.51% on the M7 and F7 series, and was 1.50% for the W28 series.

In connection with the settlement of each Preferred Share auction, the Fund paid, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. These fees were paid for failed auctions as well.

4. BORROWINGS

As a result of the redemption of the preferred shares, the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Maximum Committment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). The Fund may, with 180 days notice, reduce the Maximum Committment to a lesser amount. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. The Fund also paid an arrangement fee of 0.25% on the Maximum Committment, upon closing date. The total arrangement fee of $600,000 was amortized over the initial six month period ended June 8, 2011. This amount is included in the Statement of Operations as Arrangement fee on loan. The Fund may renew the Agreement on the 540th calendar day, May 2, 2012, following the closing date of the Agreement for a renewal fee of 0.25% of the Maximum Committment.

For the year ended October 31, 2011, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $234,405,488 and 1.33%, respectively. As of October 31, 2011, the amount of such outstanding borrowings is $185,000,000. The interest rate applicable to the borrowings on October 31, 2011 was 1.35%. As of October 31, 2011, the amount of pledged collateral was $394,009,112.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

24	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2011

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of October 31, 2011, the value of securities on loan was $173,649,658.

The Board of Trustees has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended October 31, 2011.

The interest incurred on borrowed amounts is recorded as Interest on loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the Preferred Shares were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., has caused the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase for the year ended October 31, 2011. This change in presentation is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the Preferred Shares now redeemed).

5. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2011, aggregated $258,456,224 and $316,532,892, respectively.

6. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

W.H. Reaves & Co., Inc. (“W.H. Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, W.H. Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund,

Annual Report | October 31, 2011	25

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2011

with the exception of advisory fees, administration fees, trustees’ fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, costs of borrowings, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

Both W.H. Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

7.OTHER

Each Independent Trustee receives an annual retainer of $14,000, plus $2,000 for each meeting attended. The Chairman of the Audit Committee receives an additional $2,000 annual retainer payable quarterly.

8.RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

9.INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

26	1-800-644-5571

Reaves Utility Income Fund	Additional Information
October 31, 2011 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net

Annual Report | October 31, 2011	27

Reaves Utility Income Fund	Additional Information
October 31, 2011 (Unaudited)

asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E Transfer Agency Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2011, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571, on the Fund’s website at http://www.utilityincomefund.com, and on the Commission’s website at http://www.sec.gov.

28	1-800-644-5571

Reaves Utility Income Fund	Additional Information
October 31, 2011 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2011. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2011. During the fiscal period ended October 31, 2011, 90.67% of the dividends paid qualify for the corporate dividends received deduction. In addition, 100.00% of the dividends paid meet the requirements regarding qualified dividend income. The Fund designates $9,683 as long-term capital gain distributions.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Annual Report | October 31, 2011	29

Reaves Utility Income Fund	Additional Information
October 31, 2011 (Unaudited)

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility
Income Fund	$1.3937	$0.0563	-	$1.4500	96.12%	3.88%	0.00%	100%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

30	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers
October 31, 2011 (Unaudited)

Except for their service on the Fund’s Board of Trustees, the Independent Trustees named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment adviser or underwriters. Each Independent Trustee serves on the Fund’s Audit Committee. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

INTERESTED TRUSTEES & OFFICERS:

Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeremy O. May Age - 41 1290 Broadway, Ste. 1100 Denver, CO 80203	Chairman & Trustee (Since 2009); President (Since 2010)	Mr. May joined ALPS in 1995 and is currently President and Executive Vice President of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also a Trustee of the ALPS Variable Insurance Trust. Mr. May is currently on the Board of Directors and the Audit Committee of the University of Colorado Foundation. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.	N/A
Everett L. Morris Age - 82 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Morris is former Vice President and Director of W.H. Reaves and Co., Inc. Because of his affiliation with W.H. Reaves and Co., Inc., Mr. Morris is considered an “interested” Trustee of the Fund.	1

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | October 31, 2011	31

Reaves Utility Income Fund	Trustees & Officers
October 31, 2011 (Unaudited)

INTERESTED TRUSTEES & OFFICERS (continued):

Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
J. Tison Cory Age - 42 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary (Since 2008)	Mr. Cory joined ALPS in 2005 as a Senior Paralegal. Prior to joining ALPS, Mr. Cory worked as a Paralegal at OppenheimerFunds, Inc. (2004-2005) and INVESCO Funds Group,Inc. (1999-2004). Because of his position with ALPS, Mr. Cory is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Cory is also currently an Adjunct Professor at Metropolitan State College of Denver (2000-present).	N/A
Ted Uhl Age - 36 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer (Since June 30, 2010)	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Uhl also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, Cook & Bynum Funds Trust, Financial Investor Trust and Transparent Value Trust.	N/A
Lauren E. Johnson Age - 31 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer (Since 2010) Assistant Treasurer (2008-2010)	Ms. Johnson is Assistant Vice President of ALPS, and joined in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Johnson worked for PricewaterhouseCoopers (2003-2005). Because of her position with ALPS, Ms. Johnson is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Johnson is Assistant Treasurer for the Caldwell & Orkin Market Opportunity Fund. Ms. Johnson was formerly the Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.	N/A

32	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers
October 31, 2011 (Unaudited)

INDEPENDENT TRUSTEES:

Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Mary K. Anstine Age - 70 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Ms. Anstine was the President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/ Director of A.V. Hunter Trust and Colorado Uplift Board. Ms. Anstine is a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and the Westcore Trust. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE, and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	1
Michael F. Holland Age - 67 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/ Since Inception	Mr. Holland is Chairman of Holland & Company, an investment management company. Mr. Holland is a Director of Holland Series Funds, Inc, and Trustee of State Street Master Funds; China Fund Inc; Taiwan Fund Inc; Scottish Widows Emerging Market Fund; and Blackstone/GSO Senior Floating Rate Term Fund.	1

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | October 31, 2011	33

Reaves Utility Income Fund	Trustees & Officers
October 31, 2011 (Unaudited)

INDEPENDENT TRUSTEES (continued):

Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeremy W. Deems Age - 35 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/ Since 2008	Mr. Deems is the Co-Founder, Chief Financial Officer, and Chief Operating Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems is also a Trustee of ALPS ETF Trust, ALPS Variable Insurance Trust, Financial Investors Trust, and Financial Investors Variable Insurance Trust.	1
Larry W. Papasan Age - 70 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., a medical services company, and is Director/Trustee of Mimedx Inc., AxioMed Spine, Bio Medical Tissue Technologies, Cagenix, Inc. and ExtraOrtho, each a medical services company, SSR Engineering, an electronics company, and Triumph Bank. Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991-2002) and the former President of Memphis, Light, Gas and Water Division (1984-1991).	1

34	1-800-644-5571

INTENTIONALLY LEFT BLANK

REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.   Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b) Not applicable to Registrant.

(c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable to Registrant.

(f) The Registrant’s Code of Ethics is attached as Exhibit 2(f).

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems and Mike Holland as the Registrant’s “audit committee financial expert(s).” Mr. Deems and Mr. Holland are each “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Deems is Co-President and Chief Financial Officer of Green Alpha Advisors, LLC and was formerly Chief Financial Officer and Treasurer of Forward Management, LLC. Mr. Holland is the Chairman of Holland and Company and Director, Chairman of the Board, President and Treasurer of the Holland Balanced Fund.

Item 4.   Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2011 and 2010 were $33,500 and $33,500, respectively.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years 2011 and 2010 were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for fiscal years 2011 and 2010 were $4,525, and $4,410, respectively.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for fiscal years 2011 and 2010 were $0 and $9,800, respectively. The nature of the services provide in 2010 were for agreed upon procedures relating to the Auction Market Preferred Shares which were redeemed in December 2010.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant.

(g)	Not applicable to Registrant.

(h)	Not applicable to Registrant.

Item 5.   Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary K. Anstine

Jeremy W. Deems (designated audit committee financial expert)

Michael F. Holland (designated audit committee financial expert)

Larry W. Papasan

Item 6.     Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

                Companies.

The Registrant’s proxy voting policies and procedures are attached as Exhibit 7.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Managers as of December 31, 2011.

Name	Title	Length of Service	Business Experience 5 Years
Ronald Sorenson	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1991-present
William Ferer	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1987-present

(a)(2) Other Accounts Managed as of October 31, 2011.

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets	Material Conflicts if Any
Ronald Sorenson	$864,625,237 3 accounts	0	$1,142,924,417 1,205 accounts	None
William Ferer	$783,934,927 2 accounts	0	$773,279,057 22 accounts	None

(a)(3) Portfolio Manager Compensation as of October 31, 2011.

Portfolio Managers receive a fixed rate compensation from the investment advisor. Compensation is not tied to fund assets or performance.

(a)(4) Dollar Range of Securities Owned as of October 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Ronald Sorenson	$10,001 - $50,000
William Ferer	$50,001 - $100,000

1“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.     Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.     Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 2(f).

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable to Registrant.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c) The Proxy Voting Policies and Procedures for W.H. Reaves & Co., Inc. is attached hereto as Exhibit 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(e).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 9, 2012

By:	/s/ Lauren E. Johnson
Lauren E. Johnson
Treasurer (Principal Financial Officer)

Date:	January 9, 2012